Principal Variable Contracts Fund, Inc.

                                POWER OF ATTORNEY

The member of the board of directors whose signature appears below, hereby constitutes and appoints Michael J. Beer, David J. Brown, Jill R. Brown, Ernest
H. Gillum, Michael D. Roughton and James F. Sager, and each of them, his/her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Variable Contracts Fund, Inc. ("PVC") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the following registration statements and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PVC any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof:

Registration statement on Form N-14 (File No. 333-137812) relating to PVC Balanced Portfolio, Conservative Balanced Portfolio, Conservative Growth Portfolio, Equity Income Account I, Flexible Income Portfolio, Growth Account, LargeCap Blend Account, Income Account, Diversified International Account, MidCap Stock Account, Money Market Account, Real Estate Securities Account, Short-Term Income Account, SmallCap Growth Account, SmallCap Value Account, Strategic Growth Portfolio, Mortgage Securities Account and West Coast Equity Account, filed with the Securities and Exchange Commission on October 5, 2006; and.

Registration statement on Form N-14 (File No. 333-137960) relating to PVC LargeCap Growth Equity Account and Equity Growth Account, filed with the Securities and Exchange Commission on October 12, 2006.


Date:    December 31, 2006


/s/ Elizabeth Ballentine                             /s/ Fritz S. Hirsch
Elizabeth Ballentine                                 Fritz S. Hirsch

/s/ Ralph C. Eucher                                  /s/ William C. Kimball
Ralph C. Eucher                                      William C. Kimball

/s/ Richard W. Gilbert                               /s/ Barbara A. Lukavsky
Richard W. Gilbert                                   Barbara A. Lukavsky

/s/ Mark A. Grimmett                                 /s/ Larry D. Zimpleman
Mark A. Grimmett                                     Larry D. Zimpleman

                     Principal Variable Contracts Fund, Inc.

                                POWER OF ATTORNEY

The member of the board of directors whose signature appears below, hereby constitutes and appoints Michael J. Beer, David J. Brown, Jill R. Brown, Ernest
H. Gillum, Michael D. Roughton and James F. Sager, and each of them, his/her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Variable Contracts Fund, Inc. ("PVC") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the following registration statements and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PVC any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof:

Registration statement on Form N-14 (File No. 333-137812) relating to PVC Balanced Portfolio, Conservative Balanced Portfolio, Conservative Growth Portfolio, Equity Income Account I, Flexible Income Portfolio, Growth Account, LargeCap Blend Account, Income Account, Diversified International Account, MidCap Stock Account, Money Market Account, Real Estate Securities Account, Short-Term Income Account, SmallCap Growth Account, SmallCap Value Account, Strategic Growth Portfolio, Mortgage Securities Account and West Coast Equity Account, filed with the Securities and Exchange Commission on October 5, 2006;

Registration statement on Form N-14 (File No. 333-137919) relating to PVC Equity Income Account and Equity Income Account I, filed with the Securities and Exchange Commission on October 10, 2006;

Registration statement on Form N-14 (File No. 333-137960) relating to PVC LargeCap Growth Equity Account and Equity Growth Account, filed with the Securities and Exchange Commission on October 12, 2006; and

Post-effective amendments to PVC's registration statement on Form N-1A (File No. 002-35570).

Date:    January 5, 2007


/s/ Kristianne Blake                                 /s/ Daniel Pavelich
Kristianne Blake                                     Daniel Pavelich


/s/ William G. Papesh                                /s/ Richard Yancey
William G. Papesh                                    Richard Yancey